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                                                                    EXHIBIT 99.2


                             FOR IMMEDIATE RELEASE

                                 PRESS RELEASE

IFX CORPORATION ANNOUNCES NEW CFO

Chicago, Illinois
June 12, 1997

IFX Corporation NASDAQ-(FUTR) (the "Company") announced today that Christina S. Donka has assumed responsibilities as the Chief Financial Officer and Secretary. Ms. Donka was previously the Assistant Chief Financial Officer for the Company.

The Company's previous Chief Financial Officer, Allyson Laackman, resigned effective June 9, 1997.


For further information contact:

Christina S. Donka
IFX Corporation
200 West Adams Street
Suite 1500
Chicago, Illinois 60606
(312) 419-5830